EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tiens Biotech Group (USA), Inc. (the "Registrant") on Form 10-Q for the three months ended June 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, Jinyuan Li, Chief Executive Officer and Chairman of the Registrant and Wenjun Jiao, Chief Financial Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.   The Report fully complies in all material respects with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant as of and for the period covered by the Report.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Date: August 14, 2006
                                                  /s/ Jinyuan Li
                                                  ------------------------------
                                                  Jinyuan Li
                                                  Chief Executive Officer
                                                  and President
                                                  (Principal Executive Officer)

Date: August 14, 2006
                                                  /s/ Wenjun Jiao
                                                  ------------------------------
                                                  Wenjun Jiao
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)